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                                                                   EXHIBIT 10.39



NOTICE OF EXERCISE OF PURCHASE OPTION

TO: eGroups, Inc. ("Borrower")

(1) Subject to the successful completion of an Initial Public Offering, as set forth in the Loan Agreement, the undersigned Lender hereby elects to exercise its Purchase Option with respect to 437,500 shares of the Series D Preferred Stock of Borrower, pursuant to the terms of the Subordinated Loan and Security Agreement dated the 8th day of October, 1999, as amended pursuant to the letter dated November 17, 1999 between Borrower and the Lender (the "Loan Agreement"), and tenders herewith payment of the purchase price for such shares, together with all applicable transfer taxes, if any, by converting and cancelling debt outstanding in the amount of $3,150,000.00 which represents a portion of the outstanding debt under that certain Subordinated Promissory Note dated October 13, 1999.

(2) In exercising its rights with respect to the Purchase Option, the undersigned hereby represents and warrants to Borrower as follows:

(a) The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Lender's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Lender has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) The Lender understands (i) that the Preferred Stock issuable upon exercise of its Purchase Option is not registered under the 1933 Act nor qualified under applicable state securities laws on the ground that the issuance contemplated by its Purchase Option will be exempt from the registration and qualifications requirements thereof, and (ii) that the Borrower's reliance on such exemption is predicated on the representations set forth in this notice.

(c) The Lender has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d) The Lender understands that if the Borrower does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the "1934 Act"), or file reports pursuant to Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this its Purchase Option, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Lender also understands that any sale of its rights of the Lender to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

(e) Lender is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

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(3) Subject to our review and acceptance of your Acknowledgement Certificate with respect to this Notice, please issue a certificate or certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below.

COMDISCO, INC.
(Name)

Attn: Ms. Jill Hanses
6111 N. River Rd.
Rosemont, IL 60018
(Address)

Lender: COMDISCO, INC.
By:
Title: JILL R HANSES
SENIOR VICE PRESIDENT
Date:


ACKNOWLEDGMENT OF RECEIPT OF NOTICE OF EXERCISE OF PURCHASE OPTION
The undersigned eGroups, Inc. ("Borrower") hereby acknowledges receipt of the "Notice of Purchase" from Comdisco, Inc. ("Lender") to exercise its Purchase Option with respect to 437,500 shares of the Series D Preferred Stock of eGroups, Inc., pursuant to the terms of the Subordinated Loan and Security Agreement dated October 8, 1999, as amended pursuant to the letter dated November 17, 1999 (the "Agreement"). Borrower further acknowledges that such shares remain subject to purchase under the terms of the Agreement.

In connection with such Purchase Option the undersigned hereby represents, warrants and agrees as follows:

(a) All representations and warranties of the Borrower made pursuant to the Agreement are true and correct in all material respects on and as of the date of this Acknowledgment with the same effect as though made on and as of this date (except as set forth in Schedule 1 to this Acknowledgment)

(b) The Preferred Stock issuable upon exercise of the Lender's rights has been duly and validly reserved and, when issued in accordance with the provisions of the Purchase Option, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to the Purchase Option may be subject to restrictions on transfer under state and/or federal securities laws. The Borrower has made available to the Lender true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock following exercise of the Purchase Option shall be made without charge to the Lender for any issuance tax in respect thereof, or other cost incurred by the Borrower in connection with such purchase and the related issuance of shares of Preferred Stock. The Borrower shall not be required to pay any tax which may

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be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Lender.

(c) The issuance to Lender of the right to acquire the shares of Preferred Stock, has been duly authorized by all necessary corporate action on the part of the Borrower, and the Purchase Option is not inconsistent with the Borrower's Charter or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Purchase Option constitutes a legal, valid and binding agreement of the Borrower, enforceable in accordance with its terms.

(d) No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Borrower of its obligations under the Purchase Option, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

(e) The Borrower is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

(f) Subject to the accuracy of the Lender's representations in its Notice, the issuance of the Preferred Stock upon exercise of the Purchase Option will constitute a transaction exempt from (i) the registration requirements of
Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

(g) If Lender proposes to sell Preferred Stock issuable upon the exercise of the Purchase Option in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Borrower shall furnish to the Lender, within five (5) days after receipt of a written request, a written statement confirming the Borrower's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

Borrower acknowledges that Lender has the right to review Schedule 1 to this Certificate and that Lender may in its sole discretion withdraw its notice of exercise of Purchase Option within the ten (10) business days after Lender's receipt of this Acknowledgment.

Borrower: EGROUPS, INC.
By:
Title:
Date: